UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2007 (May 23, 2007)

JK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32574 (Commission File Number)	87-0745202 (I.R.S. Employer Identification No.)
4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
(713) 978-7557
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On May 23, 2007, James P. Wilson, Chief Executive Officer and Chairman of the Board of Directors of JK Acquisition Corp. (the “Company”), and Keith D. Spickelmier, President and a Director of the Company, agreed to advance the Company an aggregate of $100,000 on a short-term basis pursuant to the terms of advance letter agreements between the Company and each of Messrs. Wilson and Spickelmier (the “Advances”). The advance letter agreements are included herewith this Form 8-K as Exhibits 99.1 and 99.2.
The amounts advanced by Messrs. Wilson and Spickelmier are as follows: James P. Wilson — $55,000 and Keith D. Spickelmier — $45,000 (each individually, a “Lender” and referred to collectively as the “Lenders”). Proceeds from each of the advances will fund the Company’s ongoing continuing operating expenses and certain fees, costs and expenses in connection with the Company’s proposed merger with Multi-Shot, LLC. Under the terms of the advance letter agreements between the Company and each Lender, the Company will: (i) pay no interest to the Lenders and (ii) the amounts of the Advances are due on the earlier of (a) the consummation of the merger with Multi-Shot, LLC (as previously disclosed in the Company’s Form 8-K as filed on February 15, 2007) and (b) the consummation of a business combination other than with Multi-Shot, LLC. In the event the Company fails to complete a business combination with either Multi-Shot, LLC or any other entity (I) by October 10, 2007 or, (II) if a letter of intent, agreement in principle or definitive agreement is executed, but not consummated, by October 10, 2007, then by April 10, 2008, then the Company shall not be required to repay the Advances. Messrs. Wilson and Spickelmier have waived any recourse against the Company’s trust account with respect to the Advances in the event that a business combination is not consummated by the Company in a timely manner as described herein above.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description
99.1	Advance Letter Agreement, dated May 23, 2007, between the Company and James P. Wilson.
99.2	Advance Letter Agreement, dated May 23, 2007, between the Company and Keith D. Spickelmier.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JK ACQUISITION CORP.
Date: May 24, 2007	By:	/s/ James P. Wilson
		Name:	James P. Wilson
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Advance Letter Agreement, dated May 23, 2007, between the Company and James P. Wilson.
99.2	Advance Letter Agreement, dated May 23, 2007, between the Company and Keith D. Spickelmier.